Superseder & Conversion Agreement

     This Superseder & Conversion Agreement (the "Agreement") is made and entered into by and among AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended ("AmeriNet" and the "Exchange Act," respectively); Vista Vacations International, Inc., a Florida corporation ("Vista Vacations"); and, Nellie Tippery, a Washington resident ("Ms. Tippery"), AmeriNet, Vista Vacations and Ms. Tippery being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

                                    Preamble:

     WHEREAS, Ms. Tippery has in various documents and instruments been described as both a creditor and investor of Vista Vacations, and in conjunction with a proposed acquisition of Vista Vacations by AmeriNet, the status of Ms. Tippery must be clearly established; and

     WHEREAS, as a condition to AmeriNet's acquisition of Vista Vacations, Ms. Tippery must be deemed solely a creditor of Vista Vacations and must irrevocably agree to convert all debts, liabilities and obligations owed to her by Vista Vacations into the right to receive 66,667 shares of AmeriNet's common stock; and

     WHEREAS, in order to induce AmeriNet to acquire Vista Vacations, Ms. Tippery has agreed to irrevocably convert all of Vista Vacations' debts, obligations and liabilities to her or her affiliates, including, without limitation, loans aggregating at least $180,000, into the right to receive 66,667 shares of AmeriNet Common Stock:

     NOW,   THEREFORE,   in  consideration   of  the  covenants,   promises  and
representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

     The following terms or phrases, as used in this Agreement, shall have the following meanings:

(A)  Accredited Investor:

     An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

          Accredited investor. "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

          (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S.

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


               Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

               (2)  Any  private  business  development  company  as  defined in section 202(a)(22) of the Investment Advisers Act of 1940;

               (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

               (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

               (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

               (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

               (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

               (8) Any entity in which all of the equity owners are accredited investors.

(B)      Commission:      The United States Securities and Exchange Commission

(C)      Exchange Act     The Securities Exchange Act of 1934, as amended.

(D)      Exchange Act Reports:

                    The reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that AmeriNet is required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(E)      Washington Act:   The Securities Act of Washington

(F)      Washington Rule:

                    WAC Rule 460-44A-050: Isolated transactions, Sales not involving a public offering:

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



    (1) An "isolated transaction" within the meaning of RCW 21.20.320(1) includes:

         (a) Subject to the limitation of (b) of this subsection, any sale of an outstanding security by or on behalf of a person not in control of the issuer or controlled by the issuer or under common control with the issuer and not involving a distribution;

         (b) Any sale satisfying the requirements of (a) of this subsection that is effected through a broker-dealer, provided that it is one of not more than three such transactions effected by or through the broker-dealer in this state during the prior twelve months;

         (c) Any sale of an outstanding security by or on behalf of a person in control of the issuer or controlled by the issuer or under common control with the issuer if the sale is effected pursuant to:

              (i) Brokers' transactions in accordance with section 4(4) of the Securities Act of 1933 and Rule 144 thereunder; or

             (ii) Any other transaction not effected through a broker-dealer and not involving a distribution, if the sale, including any other sales of securities of the same class during the prior twelve months inside or outside this state by the person, does not exceed 1% of the outstanding shares or units of that class; or

    (d) Any sale of a security by or on behalf of an issuer that is one of not more than three such transactions inside or outside this state during the prior twenty-four months.

          An exemption provided by (a), (b), (c), or (d) of this subsection shall not be available for any offering made in a manner inconsistent with the limitations set forth in (a), (b), (c), or (d) of this subsection, respectively.

         (2) "Sales not involving a public offering," within the meaning of RCW 21.20.320(1), is interpreted by the director in a manner consistent with section 4(2) of the federal Securities Act of 1933 and Securities and Exchange Commission Act Release No. 4552.

(G)      Reorganization Agreement

               The agreement between AmeriNet and all of the stockholders of Vista Vacations pursuant to which AmeriNet will acquire all of Vista Vacation's common stock in exchange for shares of AmeriNet common stock, a copy of which is annexed hereto and made a part hereof as exhibit 1(F).

(H)      Securities Act        The Securities Act of 1933, as amended.

                                   Article II
                                   Conversion

     Subject to the condition precedent that Closing on the Reorganization Agreement takes place on or before April 30, 2000:

(A)      (1)      Ms.  Tippery  hereby  irrevocably   agrees  to convert  all of
                  Vista Vacations' debts,  obligations and liabilities to her or
                  her   affiliates,   including,   without   limitation,   loans
                  aggregating  at  least  $180,000,  into the  right to  receive
                  66,667 shares of AmeriNet Common Stock (the "Tippery Shares").

         (2) The conversion shall be effective without any further required action or documentation by Ms. Tippery in the event that the Reorganization Agreement is Closed upon prior to April 30, 2000.

         (3) In the event that the Reorganization Agreement is not Closed upon prior to April 30, 2000, then this Agreement shall be deemed null and void, as if it had never been entered into, and Ms. Tippery and Vista Vacations shall resume all relationships and obligations between them, as existed prior to the execution hereof.

(B)     (1)       In  consideration   for  Ms.  Tippery's  conversion  of all of
                  Vista Vacations' debts,  obligations and liabilities to her or
                  her   affiliates,   including,   without   limitation,   loans
                  aggregating  at  least  $180,000  into  the  Tippery   Shares,
                  AmeriNet hereby agrees to issue the Tippery Shares to the order of Ms. Tippery.

         (2) In the event that the Reorganization Agreement is not Closed upon prior to April 30, 2000, then this Agreement shall be deemed null and void, as if it had never been entered into, and Ms. Tippery and AmeriNet shall have no rights or liabilities as to each other based on this Agreement or matters incidental thereto.

(C) Subject to the condition precedent reflected above, the Tippery Shares shall be issued to Ms. Tippery following closing on AmeriNet's acquisition of Vista Vacations (the "Closing"), concurrently with the issuance of shares of AmeriNet's common stock to the holders of Vista Vacations' common stock immediately preceding the Closing, in reliance on the exemption from registration under the Securities Act provided by
         Section 4(6) thereof based on Ms. Tippery's status as an Accredited Investor.

(D) As a material inducement to AmeriNet's consideration of Ms. Tippery's offer to convert all of Vista Vacation's obligations, liabilities and debts owed to her and her affiliates into the Tippery Stock, Ms. Tippery represents, warrants and covenants to AmeriNet, as follows:

         (1) Ms. Tippery is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501(a) promulgated under authority of Securities Act and has, alone or together with her advisors or representatives, if any, such knowledge and experience in financial matters that Ms. Tippery is capable of evaluating the relative risks and merits of this subscription, the text of Rule 501(a) being set forth, in full, above;

         (2) Ms. Tippery acknowledges that she has, based on her own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for her in particular;

         (3)  (a)   Ms. Tippery  understands  that the offer and issuance of the
                    AmeriNet Stock is being made in reliance on Ms. Tippery's representation that she has reviewed all of AmeriNet's reports filed with the Commission during the past 12 months and posted on the Commission's Internet

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



                    web site (www.sec.gov) under the EDGAR Archives sub site, and has become familiar with the information disclosed therein, including that contained in exhibits filed with such reports.

               (b) Ms. Tippery is fully aware of the material risks associated with becoming an investor in AmeriNet and confirms that she was previously informed that all documents, records and books pertaining to this investment have been available from AmeriNet and that all docu ments, records and books pertaining to this transaction requested by her have been made available to her;

         (4) Ms. Tippery has had an opportunity to ask questions of and receive answers from the officers of AmeriNet concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of AmeriNet and related matters;

         (5) Ms. Tippery has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports.

         (6) Ms. Tippery has represented to Vista Vacations that she has the general ability to bear the risks of the subject transaction and that she is a suitable investor for a private offering and Ms. Tippery hereby affirms the correctness of such information to AmeriNet, including, without limitation, the representations in the form of the investment letter annexed hereto and made a part hereof as exhibit 3(D)(6);

         (7)   Ms. Tippery acknowledges and is aware that:

               (a) The AmeriNet Stock is a speculative investment with no assurance that AmeriNet will be successful, or if successful, that such success will result in payments to Ms. Tippery or to realization of capital gains by Ms. Tippery on disposition of the AmeriNet Stock; and

               (b) The AmeriNet Stock to be issued to her has not been registered under the Securities Act or under any state securities laws, accordingly Ms. Tippery may have to hold such common stock and may not be able to liquidate, pledge, hypothecate, assign or transfer it;

         (8) Ms. Tippery has obtained her own opinion from her legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either Ms. Tippery or AmeriNet in conjunction with this Agreement and the issuance of the AmeriNet Stock in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of Ms. Tippery's state of domicile; and

         (9)  (a)   The   certificates   for  the   AmeriNet   Stock  will  bear
                    restrictive legends and AmeriNet's transfer agent will be instructed not to transfer the subject securities unless they have been registered pursuant to Section 6 of the Securities Act or an opinion of counsel to Ms. Tippery satisfactory to legal counsel to AmeriNet and AmeriNet's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act, the Exchange Act and any applicable state or foreign laws.

               (b) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of
                    Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to AmeriNet's satisfaction."

                                   Article III
                                   Superseder

(A) The terms of this Agreement supersede the terms of all other agreements between Vista Vacation and Ms. Tippery and her affiliates, all of which will be henceforth null and void as if they had never been entered into, this Agreement being deemed a novation, settlement accord and satisfaction of all such prior agreements.

(B) In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, Vista Vacations and Ms. Tippery hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

                                   Article IV
                               General Provisions

4.1      Interpretation.

(A) When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated.

(B)      The words "include,"  "includes" and "including" when used herein shall
         be  deemed  in  each  case  to  be  followed  by  the  words   "without
         limitation."

(C) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

4.2      Notice.

(A) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

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



         (1)      To AmeriNet:

                            AmeriNet Group.com, Inc.
                            Crystal Corporate Center;
       2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431
                   Attention: Michael Harris Jordan, President
                  Telephone (561) 998-3435, Fax (561) 998-3425;
             and, e-mail michael@amerinetgroup.com; with a copy to
                 G. Richard Chamberlin, Esquire; General Counsel

                            AmeriNet Group.com, Inc.
                   1941 Southeast 51st Terrace; Ocala, Florida
            34471 Telephone (352) 694-6714, Fax (352) 694-9178; and,
                         e-mail, grichard@atlantic.net.

         (2)      To Vista Vacations:

                       Vista Vacations International, Inc.
               5653 Northwest 29th Street; Margate, Florida 33063
                        Attention: Teri Nadler, President
                  Telephone (954) 975-0898; Fax (954) 975-8447;
                   e-mail terie@flinet.com; with a fax copy to

                                   Scott Ugell
                    155 North Main Street; New City, New York
            10956 Telephone (914) 639-7011; Fax (914) 639-7088; and,
                             e-mail esqjudge@aol.com

         (3)      Ms. Tippery:

                               Ms. Nellie Tippery
                219 East Wiser lake Road; Lyden, Washington 98264
                       Social Security Number ###-##-####
                  Telephone (360) 354-0600; Fax (360) 354-0630

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(B)      At the request of any Party,  notice will also be provided by overnight
         delivery,   facsimile   transmission   or  e-mail,   provided   that  a
         transmission receipt is retained.

(C)      (1)   The  Parties  acknowledge  that the  Yankee  Companies,  Inc.,  a
               Florida corporation ("Yankees") serves as a strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

         (3) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent AmeriNet's general counsel, who has reviewed, approved and caused modifications on behalf of AmeriNet, from representing anyone other than AmeriNet in this transaction.
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4.3      Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

4.4      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Reorganization and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5      Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

4.6      Governing Law.

     This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating Taxation and choice of law).

4.7      Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

4.8      Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)  (a)   First,  the issue shall be submitted  to mediation  before a mediation service in Broward County, Florida to be selected by lot from six alternatives to be provided, two by Ms.
                    Nadler, two by AmeriNet and two by Vista Vacations.

              (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, two by Ms. Nadler, two by AmeriNet and two by Vista Vacations.

         (3)  (a)   Expenses of mediation shall be borne equally by the Parties, if successful.

              (b) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

              (c)   If the  terms  of the  arbitral  award  do not  establish  a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

4.9      Benefit of Agreement.

     The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

4.10     Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

4.11     Counterparts.

(A)      This Agreement may be executed in any number of counterparts.

(B)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission.

4.12     License.

(A) This form of agreement is the property of Yankees and has been customized for this transaction with the consent of Yankees by G. Richard Chamberlin, Esquire, AmeriNet's acting general counsel.

(B) The use of this form of agreement by the Parties is authorized hereby solely for purposes of this transaction.

(C) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

     In Witness Whereof, AmeriNet, Vista Vacations and Ms. Tippery have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, sealed and delivered
         In Our Presence:

                                                        AmeriNet Group.com, Inc.
_________________________________                      (A Delaware corporation)

_________________________________         By:    /s/ Michael H. Jordan
                                                   _____________________________
                                                    Michael H. Jordan, President
         (Corporate Seal)

                                          Attest:  /s/ Vanessa H. Lindsey
                                                   _____________________________
                                                   Vanessa H. Lindsey, Secretary
Dated:   March 12, 2000

State of Florida           }
County of Palm Beach       } ss.:

         On this 12th day of March, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Michael H. Jordan and Vanessa H. Lindsey, to me known, and known to me to be the president and secretary of AmeriNet Group.com, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of AmeriNet Group.com, Inc., for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the 26 day of April, 2004.

         {Seal}
                                                /s/ Charles S. Scimeca
                                                --------------------------------
                                                                   Notary Public

                                             Vista Vacations International, Inc.
_________________________________                       (a Florida corporation)

_________________________________           By:    /s/ Teri Nadler
                                                   _____________________________
                                                          Teri Nadler, President

         (Corporate Seal)

                                          Attest:  /s/ Alicia Torrealba
                                                   _____________________________
                                                     Alicia Torrealba, Secretary

Dated:   March 12, 2000

State of Florida           }
County of Broward          } ss.:

         On this 12th day of March, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Teri Nadler and Alicia Torrealba, to me known, and known to me to be the president and secretary of Vista Vacations International, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of Vista Vacations International, Inc., for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the 26 day of April, 2004.

         (Seal)                                     /s/ Chales J. Scimeca
                                                    ----------------------------
                                                            Notary Public

---------------------------------
                                                       /s/ Nellie Tippery
---------------------------------                    ---------------------------
                                                             Nellie Tippery

Dated:   March 12, 2000

State of   California      }
County of  Riverside       } ss.:

         On this 13th day of March, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Nellie Tippery, to me known, and known to me to be the person who executed the foregoing instrument, and acknowledged the execution thereof to be her free act and deed for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the 26 day of September, 2002.

         (Seal)                                      /s/ Shirley J. Schwilk
                                                   ----------------------------
                                                                Notary Public

                                  Exhibit 1(F)
                          The Reorganization Agreement

         This exhibit has been provided to Ms. Tippery under separate cover, and by her initials on the bottom of this page, such receipt is hereby acknowledged.

                                 Exhibit 3(D)(6)
                         Ms. Tippery's Investment Letter

March 12, 2000

Michael Harris Jordan
President

AmeriNet Group.com, Inc.
Crystal Corporate Center
2500 North Military Trail, Suite 225-C
Boca Raton, Florida 33431

         Re.:  Conversion of Vista Vacation Obligations for AmeriNet Securities

Dear Sir:

         I hereby certify and warrant that I am relinquishing all rights to repayment of $180,000, together with accrued interest, as well as all rights under liabilities, debts and obligations owed to me and my affiliates by Vista Vacations, Inc., a Florida corporation ("Vista Vacations") that AmeriNet is acquiring concurrently with the execution of this letter, and the superseder and conversion agreement to which this letter is an exhibit (the "Agreement"), in consideration for the issuance to me of 66,667 shares of AmeriNet Common Stock (the "AmeriNet Stock,"). I hereby certify under penalty of perjury that upon receipt of the AmeriNet Stock, I will be acquiring it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501(a) of Regulation D promulgated under authority of the Securities Act of 1933, as amended [the "Securities Act"]) and that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the AmeriNet Stock. No one other than me has any beneficial interest in the AmeriNet Stock.

         I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of AmeriNet, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile, based on the exemption provided by Rule 460-44A-050 promulgated under authority of Section 21.20.320(1) of the Securities Act of Washington.

         I agree that I will in no event sell or distribute any of the AmeriNet Stock unless in the opinion of AmeriNet's counsel (based on an opinion of my legal counsel) the AmeriNet Stock may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the AmeriNet Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

         I am fully aware that the AmeriNet Stock is being offered and issued by AmeriNet to me in reliance on the exemption provided by Section 4(6) or the Securities Act which exempts the sale of securities by an issuer solely to accredited investors, based on my certifications and warranties.

         In connection with the foregoing, I consent to AmeriNet's legending my certificates representing the AmeriNet Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to AmeriNet's placing a "stop transfer" order against the AmeriNet Stock in AmeriNet's securities transfer books until the conditions set forth herein shall have been met.

         I acknowledge by my execution hereof that I have had access to AmeriNet's Exchange Act Reports, books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the AmeriNet Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basisof my inspection of AmeriNet's records and my questioning of AmeriNet's officers.

         I further certify that my domicile is located at the address set forth in the Agreement.

                                Very truly yours,

                               /s/ Nellie Tippery

                                 Nellie Tippery